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                                                                Execution Copy

                           NCI BUILDING SYSTEMS, INC.

                                  $125,000,000
                    9 1/4% Senior Subordinated Notes due 2009

                             NOTE PURCHASE AGREEMENT

                                                                April 30, 1999
                                                            New York, New York

Warburg Dillon Read LLC
299 Park Avenue
New York, New York 10171

NationsBanc Montgomery Securities LLC
301 South College Street, TW-5
Charlotte, North Carolina 28288-0604

First Union Capital Markets Corp.
One First Union Center
301 South College Street, TW-10
Charlotte, North Carolina 28288-0606

Bear, Stearns & Co. Inc.
300 Crescent Court, #200
Dallas, Texas 75201

Ladies and Gentlemen:

        NCI Building Systems, Inc., a Delaware corporation (the "Company"), and each of the Guarantors (as defined herein), agrees with you as follows:

        1. ISSUANCE OF NOTES. The Company proposes to issue and sell to Warburg Dillon Read LLC, NationsBanc Montgomery Securities LLC, First Union Capital Markets Corp. and Bear, Stearns & Co. Inc.(the "Initial Purchasers") $125,000,000 aggregate principal amount of 9 1/4% Senior Subordinated Notes due 2009 (the "Original Notes"). The Original Notes will be issued pursuant to an indenture (the "Indenture"), to be dated the Closing Date (as defined herein), by and among the Company, the Guarantors and Harris Trust Company of New York, as trustee (the

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"Trustee"). The Company's obligations under the Original Notes will be unconditionally guaranteed, jointly and severally, (the "Guarantees") on an unsecured senior subordinated basis by the subsidiary guarantors identified on Schedule B hereto (collectively, the "Guarantors", and collectively with the Company, the "Issuers"). All references herein to the Original Notes include the related Guarantees, unless the context otherwise requires. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Indenture or the Offering Memorandum (as defined herein).

        The Original Notes will be offered and sold to the Initial Purchasers pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "Act"). The Issuers have prepared a preliminary offering memorandum, dated April 15, 1999 (the "Preliminary Offering Memorandum"), and a final offering memorandum dated as of the date hereof (the "Offering Memorandum") relating to the Company, the Guarantors and the Original Notes.

        The Initial Purchasers have advised the Company that the Initial Purchasers intend, as soon as they deem practicable after this Note Purchase Agreement (this "Agreement") has been executed and delivered, to resell (the "Exempt Resales") the Original Notes purchased by the Initial Purchasers under this Agreement in private sales exempt from registration under the Act on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers," as defined in Rule 144A under the Act ("QIBs"), and (ii) other eligible purchasers pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Act; the persons specified in clauses (i) and (ii) are sometimes collectively referred to herein as the "Eligible Purchasers."

        Holders (including subsequent transferees) of the Original Notes will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement") to be dated the Closing Date in form and substance satisfactory to the Initial Purchasers and conforming to the description thereof in the Offering Memorandum, for so long as such Original Notes constitute "Registerable Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Issuers will agree to (i) file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth in the Registration Rights Agreement, (a) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to a new issue of debt securities (collectively with the Private Exchange Notes (as defined in the Registration Rights Agreement) the "New Notes" and, together with the Original Notes, the "Notes," which term includes the Guarantees related thereto) to be offered in exchange for the Original Notes (the "Exchange Offer") and issued under the Indenture or an indenture substantially identical to the Indenture and/or (b) under certain circumstances set forth in the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Registration Statements") relating to the resale by certain holders of the Original Notes, and (ii) use their reasonable best efforts to cause such Registration Statements to be declared effective. This Agreement, the Notes, the Indenture and the

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Registration Rights Agreement are hereinafter sometimes referred to collectively as the "Operative Documents."

        Upon original issuance of the Original Notes and until such time as the same is no longer required under the applicable requirements of the Act, the Original Notes shall bear the legend relating thereto set forth under "Transfer Restrictions" in the Offering Memorandum.

        2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained in this Agreement, the Company agrees to issue and sell to the Initial Purchasers, severally and not jointly, and each of the Initial Purchasers, severally and not jointly, agrees to purchase from the Company the aggregate principal amount of Original Notes as set forth in Schedule A hereto. The purchase price for the Original Notes shall be 97.250% of their principal amount. The Guarantors shall, jointly and severally, unconditionally guarantee on an unsecured senior subordinated basis the Company's obligations under the Notes.

        3. DELIVERY AND PAYMENT. Delivery of, and payment of the purchase price for, the Original Notes shall be made at 10:00 a.m., New York City time, on May 5, 1999 (such date and time, the "Closing Date") at the offices of Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, New York 10166. The Closing Date and the location of delivery of and the form of payment for the Original Notes may be varied by mutual agreement between the Initial Purchasers and the Company.

        One or more of the Original Notes in global form registered in such names as the Initial Purchasers may request upon at least one business day's notice prior to the Closing Date, having an aggregate principal amount corresponding to the aggregate principal amount of the Original Notes, shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct), against payment by the Initial Purchasers of the purchase price therefor by means of wire transfer of immediately available funds to such account or accounts as the Company shall specify prior to the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date. The Original Notes in global form shall be made available to the Initial Purchasers for inspection not later than 11:00 a.m. on the business day immediately preceding the Closing Date.

        4. AGREEMENTS OF THE ISSUERS. The Issuers, jointly and severally, covenant and agree with the Initial Purchasers as follows:

        (a) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers, without charge, with as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request. The Issuers consent to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant to this Agreement, by the Initial Purchasers in connection with Exempt Resales.

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        (b)  Not to amend or supplement the Offering Memorandum prior to the
    Closing Date unless the Initial Purchasers shall previously have been advised of, and shall not have objected to, such amendment or supplement within a reasonable time, but in any event not longer than two business days after being furnished with a copy of such amendment or supplement. The Company shall promptly prepare, upon the Initial Purchasers' reasonable request, any amendment or supplement to the Offering Memorandum that may be necessary or advisable in connection with Exempt Resales.

        (c) If, during the time that an Offering Memorandum is required to be delivered in connection with any Exempt Resales or market-making transactions after the date of this Agreement and prior to the consummation of the Exchange Offer, any event shall occur that, in the judgment of the Issuers or in the judgment of counsel to the Initial Purchasers, makes any statement of a material fact in the Offering Memorandum as then amended or supplemented untrue or that requires the making of any additions to or changes in the Offering Memorandum in order to make the statements in the Offering Memorandum as then amended or supplemented, in the light of the circumstances under which they are made, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with all applicable laws, the Issuers shall promptly notify the Initial Purchasers of such event and prepare an appropriate amendment or supplement to the Offering Memorandum so that
    (i) the statements in the Offering Memorandum as amended or supplemented will, in the light of the circumstances at the time that the Offering Memorandum is delivered to prospective Eligible Purchasers, not be misleading and (ii) the Offering Memorandum will comply with applicable law.

        (d) To cooperate with the Initial Purchasers and counsel to the Initial Purchasers in connection with the qualification or registration of the Original Notes under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request and to continue such qualification in effect so long as required for the Exempt Resales. Notwithstanding the foregoing, none of the Issuers shall be required to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any such jurisdiction or subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject (except service of process with respect to the offering and sale of the Notes).

        (e) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, to confirm such advice in writing, of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Original Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority. The Issuers shall use their reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any of the Original Notes under any state securities or Blue Sky laws, and if at any time any state securities

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    commission or other regulatory authority shall issue an order suspending the qualification or exemption of any of the Original Notes under any state securities or Blue Sky laws, the Issuers shall use their reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

        (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees, disbursements (including fees, expenses and disbursements of counsel to the Issuers, but not of counsel to the Initial Purchasers (except pursuant to clause (iv) herein) or expenses of the Initial Purchasers) and stamp, documentary or similar taxes incident to and in connection with: (i) the preparation, printing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including financial statements) and all amendments and supplements thereto, (ii) the preparation and delivery of the Operative Documents and all other agreements, memoranda, correspondence and documents prepared and delivered in connection with this Agreement and with the Exempt Resales, (iii) the issuance, transfer and delivery by the Company and the Guarantors of the Original Notes and the Guarantees, respectively, to the Initial Purchasers, (iv) the qualification or registration of the Notes for offer and sale under the securities or Blue Sky laws of the several states of the United States or provinces of Canada (including the cost of printing and mailing a preliminary and final Blue Sky memorandum and the reasonable fees and disbursements of counsel to the Initial Purchasers relating thereto), (v) the furnishing of such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with Exempt Resales, (vi) the preparation of certificates for the Notes,
    (vii) the application for quotation of the Notes in the Private Offerings, Resales and Trading through Automated Linkages market ("PORTAL") of the National Association of Securities Dealers, Inc. ("NASD"), including all listing fees and expenses, (viii) the approval of the Notes by The Depository Trust Company ("DTC") for "book-entry" transfer, (ix) the rating of the Notes by rating agencies, (x) the fees and expenses of the Trustee and its counsel and (xi) the performance by the Issuers of their other obligations under the Operative Documents, including the fees, disbursements and expenses of the Issuers' counsel and accountants.

        (g) To use the proceeds from the sale of the Original Notes in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

        (h) To do and perform all things required to be done and performed under this Agreement by them prior to or after the Closing Date and to satisfy all conditions precedent on their part to deliver the Original Notes.

        (i) Not to, and not to permit any Subsidiary (as defined herein) to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the

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    Original Notes in a manner that would require the  registration under the
    Act of the sale of the Original Notes to the Initial Purchasers or any Eligible Purchasers.

        (j) Until consummation of the Exchange Offer, without the prior written consent of the Initial Purchasers, not to permit any Issuer to, and to use their reasonable best efforts to cause their other affiliates (as defined in Rule 144 under the Act) not to, resell any of the Original Notes that have been reacquired by any of them.

        (k) Not to engage, not to allow any Subsidiary to engage, and to use their reasonable best efforts to cause their other affiliates and any person acting on their behalf (other than in any case the Initial Purchasers, as to whom the Issuers make no covenant) not to engage, in any form of general solicitation or general advertising (within the meaning of Regulation D under the Act) in connection with any offer or sale of the Original Notes in the United States.

        (l) Not to engage, not to allow any Subsidiary to engage, and to use their reasonable best efforts to cause their other affiliates and any person acting on their behalf (other than in any case the Initial Purchasers, as to whom the Issuers make no covenant) not to engage in any directed selling effort with respect to the Original Notes, and agrees to comply with the offering restrictions requirement of Regulation S under the Act. Terms used in this paragraph have the meanings given to them by Regulation S.

        (m) From and after the Closing Date, for so long as any of the Notes remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Act and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available upon request the information required by Rule 144A(d)(4) under the Act to (i) any Holder or beneficial owner or Notes in connection with any sale of such Notes and (ii) any prospective purchaser of such Notes from any such Holder or beneficial owner designated by the Holder or beneficial owner. The
    Issuers will pay the expenses of printing and distributing such documents.

        (n) To comply with all of their agreements set forth in the Registration Rights Agreement and all agreements set forth in the representations letter of the Issuers to DTC relating to the approval of the Notes by DTC for "book-entry" transfer and to obtain approval of the Notes by DTC for "book-entry" transfer.

        (o) To use their reasonable best efforts to effect the inclusion of the Original Notes in PORTAL.

        (p)  Prior to the Closing Date, to furnish to the Initial Purchasers,
    (i) as soon as it has been prepared by the Company or the Subsidiaries, a copy of any regularly prepared final internal financial statements of the Company and its subsidiaries for any period subsequent to the period covered by the financial

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    statements appearing in the Offering Memorandum, (ii) all other reports and other communications (financial or otherwise) that the Issuers mail or otherwise make available to security holders and (iii) such other information as the Initial Purchasers shall reasonably request.

        (q) Not to distribute prior to the Closing Date any offering material in connection with the offer and sale of the Original Notes other than the Preliminary Offering Memorandum and the Offering Memorandum.

        5. REPRESENTATIONS AND WARRANTIES. (a) The Issuers, jointly and severally, represent and warrant to the Initial Purchasers that:

        (i) Each of the Preliminary Offering Memorandum and the Offering Memorandum has been prepared in connection with the Exempt Resales. None of the Preliminary Offering Memorandum, the Offering Memorandum or any supplement or amendment thereto contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Issuers make no representation or warranty with respect to information contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum, as supplemented or amended, in reliance upon and in conformity with the information furnished to the Company in writing by or on behalf of the Initial Purchasers relating to the Initial Purchasers expressly for inclusion in the Preliminary Offering Memorandum, the Offering Memorandum or any supplement or amendment thereto. No order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued or to the knowledge of Issuers has been threatened.

        (ii) Except for the common stock, $.01 par value per share, of the Company (the "Common Stock") and the preferred stock purchase rights that trade with the Common Stock there are no securities of the Issuers that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated interdealer quotation system.

        (iii) As of the Closing Date, the Company shall have an authorized capitalization as set forth under the heading entitled "As Adjusted" in the section of the Offering Memorandum entitled "Capitalization". Attached as Schedule B is a true and complete list of all subsidiaries (including entities which the Company owns at least 50% of the outstanding equity interests) of the Company, their jurisdictions of incorporation or formation, type of entity and equity ownership (all such entities excluding the "Excluded Entities" listed on Schedule C hereto the "Subsidiaries"). All of the issued and outstanding shares of capital stock or other equity interests of each Subsidiary have been duly authorized and validly issued, are fully paid and, except for general partnership interests, nonassessable. Except as set forth in the Offering Memorandum, all shares of


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    capital stock or other equity interests of the Subsidiaries that are owned of record directly by the Company or indirectly by a wholly-owned Subsidiary of the Company and are owned free and clear of any lien, security interest, pledge, charge, encumbrance, equity or claim; none of the outstanding shares of capital stock or other equity interests of any Subsidiary was issued in violation of any preemptive or similar rights or the charter or by-laws or other organizational documents of the Company or such Subsidiary or any agreement to which the Company or such Subsidiary is a party. Upon the closing of the transactions contemplated by the Offering Memorandum, there will not be any outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest of the Subsidiaries.

        (iv) The Company and each Subsidiary has been duly organized, is validly existing and in good standing (or the functional equivalent to the concept of good standing for non-corporate entities) under the laws of its respective jurisdiction of organization and has all requisite power and authority, and all necessary authorizations, approvals, orders, licenses, certificates and permits of and from regulatory or governmental officials, bodies and tribunals, except where the failure to obtain such authorizations, approvals, orders, licenses, certificates and permits would not reasonably be expected to have a Material Adverse Effect (as defined herein), to (A) carry on its business as it is currently being conducted and as described in the Offering Memorandum and (B) own, lease, license and operate its respective properties in accordance with its business as currently conducted. The Company and each of the Subsidiaries is duly qualified and in good standing (or the functional equivalent to the concept of good standing for non-corporate entities) as a foreign organization authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not, either individually or in the aggregate, result in a Material Adverse Effect. A "Material Adverse Effect" means any material adverse effect on the business, condition (financial or other), properties, results of operations or prospects of the Company and the Subsidiaries taken as a whole.

        (v) Each of the Issuers has all requisite power and authority to execute, deliver and perform all of its obligations under the Operative Documents to which it is a party and to consummate the transactions contemplated by the Operative Documents to be consummated on its part and the Company has all requisite corporate power and authority to issue, sell and deliver the Notes and each Guarantor has all requisite organizational power and authority to execute, deliver and perform all its obligations under its Guarantee.

        (vi) This Agreement has been duly and validly authorized, executed and delivered by each Issuer.

        (vii) The Indenture has been duly and validly authorized by each Issuer and, when duly executed and delivered by each Issuer (assuming the due

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    authorization, execution and delivery thereof by the Trustee), will be a legal, valid and binding obligation of each of the Issuers, enforceable against each of them in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceedings therefor may be brought. The Indenture, when executed and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

        (viii) The Original Notes have been duly and validly authorized for issuance and sale to the Initial Purchasers by the Company and, when issued and delivered by the Company against payment by the Initial Purchasers and duly authenticated by the Trustee in accordance with the terms of this Agreement and the Indenture, the Original Notes will be legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceedings therefor may be brought. The Original Notes, when issued, authenticated and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

        (ix) The New Notes have been duly and validly authorized for issuance by the Company and, when issued and delivered by the Company and duly authenticated by the Trustee in accordance with the terms of the Registration Rights Agreement, the Exchange Offer and the Indenture, the New Notes will be legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against of the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceedings therefor may be brought. The New Notes, when issued, authenticated and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

        (x) The Guarantees have been duly and validly authorized by the Guarantors and, when the Original Notes are issued and delivered by the Company against payment by the Initial Purchasers and authenticated by the Trustee in accordance with the terms of this Agreement and the Indenture, will be legal, valid and binding obligations of the Guarantors, enforceable against each of them in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceedings therefor may be brought. The Guarantees, when executed and

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    delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

        (xi) The guarantees to be endorsed on the New Notes have been duly and validly authorized by the Guarantors and, when the New Notes are issued, and delivered and authenticated in accordance with the terms of the Registration Rights Agreement, the Exchange Offer and the Indenture, will be legal, valid and binding obligations of the Guarantors, enforceable against each of them in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceedings therefor may be brought. The guarantees to be endorsed on the New Notes, when executed and delivered, will conform in all material respects to the description thereof in the Offering Memorandum.

        (xii) The Registration Rights Agreement has been duly and validly authorized by each of the Issuers and, when duly executed and delivered by each of the Issuers (assuming the due authorization, execution and delivery thereof by the Initial Purchasers), will constitute a legal, valid and binding obligation of each of the Issuers, enforceable against them in accordance with its terms, except that (A) enforceability of the Registration Rights Agreement may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceedings therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations. The Registration Rights Agreement will conform in all material respects to the description thereof in the Offering Memorandum.

        (xiii) All taxes, fees and other governmental charges that are due and payable on or prior to the Closing Date in connection with the execution, delivery and performance of the Operative Documents and the execution, delivery and sale of the Original Notes shall have been paid by or on behalf of the Company at or prior to the Closing Date.

        (xiv) Neither the Company nor any Subsidiary is (A) in violation of its charter, bylaws or other constituent documents or (B) in default (or, with notice or lapse of time or both, would be in default) in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note, indenture, mortgage, deed of trust, loan or credit agreement, lease, license, franchise agreement, authorization, permit, certificate or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of their assets or properties is subject (collectively, "Agreements and Instruments"), or (C) in violation of any law, statute, rule, regulation, judgment, order or decree of any domestic or foreign court applicable to or with jurisdiction over any of them or any of their assets or properties or other

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    governmental or regulatory authority, agency or other body, that, in the case of clauses (B) and (C) herein, would reasonably be expected to have a Material Adverse Effect. There exists no condition that, with notice, the passage of time or otherwise, would constitute a default by the Company or any Subsidiary under any such document or instrument or result in the imposition of any penalty or the acceleration of any indebtedness, other than penalties, defaults or conditions that would not have a Material Adverse Effect.

        (xv) The execution, delivery and performance by each of the Issuers of the Operative Documents to which they are a party including the consummation of the offer and sale of the Original Notes, does not or will not violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary or an acceleration of any indebtedness of the Company or any Subsidiary pursuant to, (i) the charter, bylaws or other constituent documents of the Company or any Subsidiary, (ii) assuming the consummation of the transactions contemplated thereby, any Agreements and Instruments, (iii) any law, statute, rule or regulation applicable to the Company or any Subsidiary or their respective assets or properties or (iv) any judgment, order or decree of any domestic or foreign court or governmental agency or authority being applicable to or having jurisdiction over the Company or any Subsidiary or their respective assets or properties. Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 5(b) of this Agreement, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency, domestic or foreign, is required to be obtained or made by any of the Issuers for the execution, delivery and performance by each of the Issuers of the Operative Documents to which they are a party including the consummation of any of the transactions contemplated thereby, except
    (w) such as have been or will be obtained or made on or prior to the Closing Date, (x) registration of the Exchange Offer or resale of the Notes under the Act pursuant to the Registration Rights Agreement, (y) qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), in connection with the issuance of the New Notes or (z) such as may be required under state securities laws or by the NASD. No consents or waivers from any other person or entity are required for the execution, delivery and performance of this Agreement or any of the other Operative Documents or the consummation of any of the transactions contemplated thereby, other than such consents and waivers as have been obtained.

        (xvi) Except as set forth in the Offering Memorandum, there is (A) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Issuers threatened or contemplated, to which the Company or any Subsidiary is or may be a party or to which the business, assets or property of such person is or may be subject, (B) no statute, rule, regulation or order that has been enacted, adopted or issued or, to the knowledge of the Issuers, that has been proposed by any governmental body or agency, domestic or foreign, (C) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or any Subsidiary is or may be subject that (x) in the case of clause (A) above, if determined adversely to the Company or any Subsidiary, would reasonably be expected, either individually or in the aggregate, (1) to have a Material Adverse Effect or (2) to interfere with or adversely affect the issuance of the Notes or the Guarantees in any jurisdiction or adversely affect the consummation of the transactions contemplated by any of the Operative Documents and
    (y) in the case of clauses (B) and (C) above, would reasonably be expected , either individually or in the aggregate, (1) to have a Material Adverse Effect or (2) to interfere with or adversely affect the issuance of the Notes or the Guarantees in any jurisdiction or adversely affect the consummation of the transactions contemplated by any of the Operative Documents. Every request of any securities authority or agency of any jurisdiction for additional information with respect to the Notes that has been received by the Issuers or their counsel prior to the date hereof has been complied with in all material respects.

        (xvii) Except as would not reasonably be expected to have a Material Adverse Effect, (a) no labor disturbance by the employees of the Company or any Subsidiary exists or, to the knowledge of the Issuers, is imminent; (b) each of the Company and each Subsidiary is in compliance in all respects with, as applicable, all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); (c) no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any Subsidiary would have any liability; (d) neither the Company nor any Subsidiary has incurred or expects to incur liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (B) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and (e) each "pension plan" that is maintained or contributed to by the Company or any Subsidiary that is intended to be qualified under Section 401(a) of the Code has received a determination letter from the Internal Revenue Service as to the tax qualified status of the form of such plan and nothing has occurred, whether by action or by failure to act, that would reasonably be expected to result in the loss of such qualification.

        (xviii) Except as set forth in the Offering Memorandum, the Company and each Subsidiary: (A) is in compliance with, or not subject to costs or liabilities under, all local, state, provincial, federal and foreign laws, regulations, rules of common law, orders and decrees, as in effect as of the date hereof, and any present judgments and injunctions issued or promulgated thereunder relating to pollution or protection of public and employee health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants applicable to it or its business or operations or ownership or use of its property ("Environmental Laws"), except where non-compliance or such costs or liabilities individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect; and (B) possesses all permits, licenses or other approvals required under applicable Environmental Laws, except where the failure to possess any such permit, license, or other approval individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect. All currently pending and, to the knowledge of the Issuers, threatened proceedings, notices of violation, demands, notices of potential responsibility or liability, suits and existing environmental conditions by any governmental authority which the Company or the Subsidiaries could reasonably expect to result in a Material Adverse Effect are fully and accurately described in all material respects in the Offering Memorandum.

        (xix) The Company and each Subsidiary has (A) good and marketable title to all of the properties and assets described in the Offering Memorandum as owned by it and good and marketable title to the leasehold estates in the real and personal property described in the Offering Memorandum as leased by them, free and clear of all Liens (as defined in the Indenture), except for Liens described in the Offering Memorandum and Liens permitted under the Indenture, (B) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all federal, state, local and foreign authorities, all self-regulatory authorities and all courts and other tribunals (each, an "Authorization") necessary to engage in the business conducted by it in the manner described in the Offering Memorandum except for any Authorization of which the failure to have would not reasonably be expected to have a Material Adverse Effect, and
    (C) no reason to believe that any governmental body or agency, domestic or foreign, is considering limiting, suspending or revoking any such Authorization. All such Authorizations are valid and in full force and effect and the Company and each Subsidiary is in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect to such Authorizations, except for any invalidity, failure to be in full force and effect or noncompliance with any Authorization that would not reasonably be expected to have a Material Adverse Effect.

        (xx) The Company and each Subsidiary owns, possesses or has the right to employ all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the "Intellectual Property") necessary to conduct the businesses operated by it as described in the Offering Memorandum, except where the failure to own, possess or have the right to employ such Intellectual Property would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received any notice of infringement of or conflict with (and neither knows of any such infringement or a conflict with) asserted rights of others with respect to any of the foregoing that, if such assertion of infringement or conflict were sustained, would reasonably be expected to have a Material Adverse Effect. The use of the Intellectual Property in connection with the business and operations of the Company and the Subsidiaries does not infringe on the rights of any person, except for such infringement as would not reasonably be expected to have a Material Adverse Effect.

        (xxi) All tax returns required to be filed by the Company and each Subsidiary have been filed in all jurisdictions where such returns are required to be filed; and all taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which reserves have been provided in accordance with generally accepted accounting principles or those currently payable without penalty or interest and except where the failure to make such required filings or payment would not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Issuers, there are no material proposed additional tax assessments against any of the Company and the Subsidiaries or their assets or property.

        (xxiii) There are no holders of securities of the Company or any Subsidiary who have the right to request or demand that the Company or any Subsidiary register under the Act or analogous foreign laws and regulations any of such securities held by any such holders except under the Registration Rights Agreement and the Stock Registration Agreement dated April 10, 1989 between the Company and Equus II Incorporated.

        (xxiv) The Company and each Subsidiary maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of its financial statements in conformity with United States generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for its assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        (xxv) The Company and each Subsidiary maintains insurance covering its properties, assets, operations, personnel and businesses, and such insurance is of such type and in such amounts as is customary industry practice. Neither the Company nor any Subsidiary has received notice from any insurer or agent of such insurer that any material capital improvements or other material expenditures will have to be made in order to continue any insurance maintained by any of them other than capital improvements and other expenditures that have been budgeted by the Company or the Subsidiaries, as the case may be.

        (xxvi) Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D under the Act) has (A) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Issuers to facilitate the sale or resale of the Original Notes or (B) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Original Notes in a manner that would require registration of the Original Notes under the Act or paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of any Issuer in a manner that would require registration of the Original Notes under the Act.

        (xxvii) Neither the Company nor any of its affiliates (as defined in Regulation D under the Act) has, directly or through any agent, sold, offered for sale, contracted to sell, pledged, solicited offers to buy or otherwise disposed of or negotiated in respect of, any security (as defined in the Act) that is currently or will be integrated with the sale of the Original Notes in a manner that would require the registration of the Original Notes under the Act.

        (xxviii) Neither the Company nor any of its affiliates, nor any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Issuers make no representation), is engaged in any directed selling effort with respect to the Original Notes, and each of them has complied with the offering restrictions requirement of Regulation S under the Act. Terms used in this paragraph have the meaning given to them by Regulation S.

        (xxix) No registration under the Act of the Original Notes nor qualification of the Indenture under the Trust Indenture Act is required for the sale of the Original Notes to the Initial Purchasers as contemplated by this Agreement or for the Exempt Resales, assuming in each case that (A) the purchasers who buy the Original Notes in the Exempt Resales are Eligible Purchasers and (B) the accuracy of and compliance with the Initial Purchaser's representations, warranties and covenants contained in Section 5(b) of this Agreement. No form of general solicitation or general advertising (as those terms are defined by the Act in connection with offers or sales such as the Exempt Resales) was used by the Company or any of their representatives (other than the Initial Purchasers, as to whom the Issuers make no representation) in connection with the offer and sale of any of the Original Notes or in connection with Exempt Resales, including articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio or displayed on any computer terminal, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Neither the Company nor any of its affiliates has entered into, and neither the Company nor any of its affiliates will enter into, any contractual arrangement with respect to the distribution of the Original Notes except for this Agreement.

        (xxx) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date, contains the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

        (xxxi) As of October 31, 1998, neither the Company nor any Subsidiary had any material liabilities or obligations, direct or contingent, that were not set forth in the Company's consolidated balance sheet as of such date or in the notes thereto set forth in the Offering Memorandum. Since October 31, 1998, except as set forth or contemplated in the Offering Memorandum, (a) neither the Company nor any Subsidiary has (1) incurred any liabilities or obligations, direct or contingent, that would reasonably be expected to have a Material Adverse Effect, or
    (2) entered into any material transaction not in the ordinary course of business, (b) there has not been any event or development in respect of the business or condition (financial or other) of the Company and the Subsidiaries that, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect and (c) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

        (xxxii) Neither the Company nor any Subsidiary (or any agent thereof acting on their behalf) has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Notes to violate Regulations T, U or X of the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

        (xxxiii) Each firm of accountants that has certified or shall certify the financial statements included or to be included as part of the Offering Memorandum is an independent accountant within the meaning of the Act. The historical financial statements and the notes thereto included in the Offering Memorandum comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act and present fairly in all material respects the consolidated financial position and results of operations of (A) the Company and its subsidiaries and (B) Amatek Holdings, Inc. and its subsidiaries in each case at the respective dates and for the respective periods indicated. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods presented (except as disclosed in the Offering Memorandum). The pro forma financial statements included in the Offering Memorandum have been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly in all material respects the historical and proposed transactions contemplated by the Offering Memorandum, this Agreement and the other Operative Documents. The other financial and statistical information and data included in the Offering Memorandum are accurately presented in all material respects and prepared on a basis consistent with the financial statements and the books and records of the Company and the Subsidiaries.

        (xxxiv) Except as described in the section entitled "Transactions With Directors, Officers and Affiliates" in the Offering Memorandum, there are no contracts, agreements or understandings between the Company or any Subsidiary and any other person other than the Initial Purchasers that would give rise to a valid claim against the Company, any Subsidiary or the Initial Purchasers for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Notes.

        (xxxv) The statistical and market-related data and forward-looking statements (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) included in the Offering Memorandum are based on or derived from sources that the Issuers believe to be reliable and accurate in all material respects and represent their good faith estimates that are made on the basis of data derived from such sources.

        (xxxvi) Neither the Company nor any of the Subsidiaries does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Florida Statutes Section 517.075.

        (xxxvii) Each certificate signed by any officer of any of the Issuers and delivered to the Initial Purchasers or counsel for the Initial Purchasers pursuant to, or in connection with, this Agreement shall be deemed to be a representation and warranty by the Issuers to the Initial Purchasers as to the matters covered by such certificate.

       (xxxviii) The Excluded Entities, individually and in the aggregate, do not have assets, earnings or revenues that comprise more than ten percent (10%) of the assets, earnings or revenues, respectively of the Company and the Subsidiaries, taken as a whole.

         The Issuers acknowledge that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to
Section 8 of this Agreement, counsel to the Issuers and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and the Issuers hereby consent to such reliance.

         (b) Each Initial Purchaser, severally and not jointly, represents, warrants and covenants to the Issuers that:

        (i) Each Initial Purchaser is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate t he merits and risks of an investment in the Notes.

        (ii) (A) Each Initial Purchaser has not and will not solicit offers for, or offer or sell, the Original Notes by any form of general solicitation or general advertising (as those terms are defined under the Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Act and (B) it has and will solicit offers for the Original Notes only from, and will offer and sell the Original Notes only to (1) persons whom the Initial Purchasers reasonably believe to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchasers that each such account is a QIB to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in reliance on the exemption from the registration requirements of the Act pursuant to Rule 144A, or (2) persons other than U.S. persons outside the United States in reliance on the exemption from the registration requirements of the Act provided by Regulation S.

        (iii) With respect to offers and sales outside the United States:

              (A) the Initial Purchasers will comply with all applicable laws and regulations in each jurisdiction in which they acquire, offer, sell or deliver Notes or have in their possession or distribute either any Offering Memorandum or any such other material, in all cases at their own expense; and

              (B) the Initial Purchasers have offered the Original Notes and will offer and sell the Original Notes (1) as part of their distribution at any time and (2) otherwise until 40 days after the later of the commencement of the offering of the Original Notes and the Closing Date, only in accordance with Rule 903 of Regulation S or another exemption from the registration requirements of the Act. Accordingly, neither the Initial Purchasers nor any persons acting on their behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Original Notes, and any such persons have complied and will comply with the offering restrictions requirements of Regulation S.

              Terms used in this Section 5(b)(iii) have the meanings given to them by Regulation S.

        (iv) The source of funds being used by the Initial Purchasers to acquire the Original Notes does not include the assets of any "employee benefit plan" (within the meaning of Section 3 of ERISA) or any "plan" (within the meaning of Section 4975 of the Code).

        The Initial Purchasers understand that the Issuers and, for purposes of the opinions to be delivered to them pursuant to Section 8 hereof, counsel to the Issuers and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations, and the Initial Purchasers hereby consent to such reliance.

        6. INDEMNIFICATION. (a) Each of the Issuers, on a joint and several basis, agrees to indemnify and hold harmless each Initial Purchaser, each person, if any, who controls any Initial Purchaser within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act, the agents, employees, officers and directors of each Initial Purchaser and the agents, employees, officers and directors of any such controlling person from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all reasonable amounts paid in settlement of any claim or litigation) (collectively, "Losses") to which they or any of them may become subject under the Act, the Exchange Act or otherwise insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Issuers will not be liable in any such case to the extent, but only to the extent, that any such Loss arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to the Initial Purchasers furnished to the Company by or on behalf of the Initial Purchasers expressly for use therein. This indemnity agreement will be in addition to any liability that the Issuers may otherwise have, including liability under this Agreement.

        (b) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Issuers, each person, if any, who controls the Issuers within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and each of their respective agents, employees, officers and directors and the agents, employees, officers and directors of any such controlling person from and against any Losses to which they or either of them may become subject under the Act, the Exchange Act or otherwise insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such Loss arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to such Initial Purchaser furnished in writing to the Company by such Initial Purchaser expressly for use therein. The Issuers and the Initial Purchasers acknowledge that the information set forth in Section 9 hereof is the only information furnished in writing by the Initial Purchasers to the Company expressly for use in the Preliminary Offering or the Offering Memorandum.

        (c) Promptly after receipt by an indemnified party under subsection 6(a) or 6(b) above of notice of the commencement of any action, suit or proceeding (collectively, an "action"), such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement of such action (but the failure so to notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have under this Section 6 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement of such action, the indemnifying party will be entitled to participate in such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense of such action with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) the named parties to such action (including any impleaded parties) include such indemnified party and the indemnifying parties (or such indemnifying parties have assumed the defense of such action), and such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them that are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses of counsel shall be borne by the indemnifying parties. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (together with appropriate local counsel) at any time for all indemnified parties in connection with any one action or separate but substantially similar or related actions arising in the same jurisdiction out of the same general allegations or circumstances. An indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; PROVIDED, HOWEVER, that such consent was not unreasonably withheld. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by paragraph (a) or (b) of this Section 6, then the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

        7. CONTRIBUTION. In order to provide for contribution in circumstances in which the indemnification provided for in Section 6 of this Agreement is for any reason held to be unavailable from the indemnifying party, or is insufficient to hold harmless a party indemnified under Section 6 of this Agreement, the Issuers and the Initial Purchasers shall contribute to the amount paid or payable by such indemnified party as a result of such aggregate Losses of the nature contemplated by such indemnification provision (but after deducting in the case of Losses suffered by the indemnifying party, any contribution received by the indemnifying party from persons other than the indemnified party who may also be liable for contribution, including persons who control the indemnified party within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) to which the Issuers and the Initial Purchasers may be subject in such proportion as is appropriate to reflect the relative benefits received by the Issuers, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Original Notes or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in paragraph (c) of Section 6 and having been prejudiced in any material respect by the absence of such notice, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Issuers, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Issuers, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the offering of Original Notes (net of discounts and commissions but before deducting expenses) received by the Issuers, and (y) the total discounts and commissions received by the Initial Purchasers as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Issuers, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission.

                  The Issuers and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall the Initial Purchasers be required to contribute any amount in excess of the amount by which the total discount and commissions applicable to the Original Notes pursuant to this Agreement exceeds the amount of any damages that the Initial Purchasers have otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls the Initial Purchasers within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Initial Purchasers, and each person, if any, who controls the Issuers within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Issuers. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this
Section 7 or otherwise, except to the extent that it has been prejudiced in any material respect by such failure; PROVIDED, HOWEVER, that no additional notice shall be required with respect to any action for which notice has been given under Section 6 for purposes of indemnification. Anything in this section to the contrary notwithstanding, no party shall be liable for contribution with respect to any action or claim settled without its written consent, PROVIDED, HOWEVER, that such written consent was not unreasonably withheld.

        8. CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS. The obligations of the Initial Purchasers to purchase and pay for the Original Notes, as provided for in this Agreement, shall be subject to satisfaction of the following conditions prior to or concurrently with such purchase:

         (a) All of the representations and warranties of the Issuers contained in this Agreement shall be true and correct, on the date of this Agreement and, in each case after giving effect to the transactions contemplated hereby, on the Closing Date, except that if a representation and warranty is made as of a specific date, and such date is expressly referred to therein, such representation and warranty shall be true and correct (or true and correct in all material respects, as applicable) as of such date. The Issuers shall have performed or complied with all of the agreements and covenants contained in this Agreement and required to be performed or complied with by them at or prior to the Closing Date.

         (b) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers not later than 5:00 p.m., New York City time, on the business day following the date of this Agreement or at such later date and time as the Initial Purchasers may determine. No stop order suspending the qualification or exemption from qualification of the Original Notes in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

         (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency that would, as of the Closing Date, prevent the issuance of the Original Notes or consummation of the Exchange Offer; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the best knowledge of the Issuers, threatened against the Company and/or any Subsidiary before any court or arbitrator or any governmental body, agency or official that, if adversely determined, would reasonably be expected to have a Material Adverse Effect; and no stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act shall have been issued.

         (d) Since October 31, 1998, except as set forth or contemplated in the Offering Memorandum, (a) neither the Company nor any Subsidiary has
    (1) incurred any liabilities or obligations, direct or contingent, that would reasonably be expected to have a Material Adverse Effect, or (2) entered into any material transaction not in the ordinary course of business, (b) there has not been any event or development in respect of the business or condition (financial or other) of the Company and the Subsidiaries that, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect and (c) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

         (e) The Initial Purchasers shall have received certificates, dated the Closing Date, signed by two authorized officers of each of the Issuers confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 8.

         (f) The Initial Purchasers shall have received on the Closing Date an opinion dated the Closing Date, addressed to the Initial Purchasers, of Gardere & Wynne, L.L.P., counsel to the Issuers, substantially in the form of Exhibit A hereto and in form and substance reasonably satisfactory to the Initial Purchasers and counsel to the Initial Purchasers.

         In addition, such counsel shall state that they have participated in discussions with your representatives, representatives of the Issuers and their counsel and independent public accountants concerning the preparation of the Offering Memorandum. Such counsel shall state that, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of any of the statements in the Offering Memorandum, and has not made any independent check or verification thereof, on the basis of the foregoing, no facts have come to such counsel's attention that lead such counsel to believe that the Offering Memorandum (other than the financial statements and other financial and statistical data contained therein as to which such counsel need express no statement), on the date of such Offering Memorandum and as of the date of the time of purchase, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (g) The Initial Purchasers shall have received a "comfort letter" from Ernst & Young, LLP, independent public accountants for the Company, dated the date of this Agreement, addressed to the Initial Purchasers and in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers. In addition, the Initial Purchasers shall have received a "bring-down comfort letter" from Ernst & Young, LLP, dated as of the Closing Date, addressed to the Initial Purchasers and in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers.

         (h) Each of the Issuers shall have entered into the Indenture and the Initial Purchasers shall have received copies, conformed as executed, thereof.

         (i) Each of the Issuers shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

         (j) The Initial Purchasers shall have been furnished with copies of such documents as they may reasonably request and all closing documents from the closings of the transactions contemplated hereby.

         (k) The Initial Purchasers shall have received from Gibson, Dunn & Crutcher LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to such matters as the Initial Purchasers may reasonably require, and the Issuers shall have furnished to such counsel such documents and information as they may reasonably request for the purpose of enabling them to pass upon such matters and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions contained in this Agreement.

         (l) The Original Notes shall be eligible for trading in the PORTAL market upon issuance.

         (m) The Notes shall have initially been assigned ratings of "B" and B2 by Standard & Poor's Rating Services and Moody's Investors Service, Inc., respectively, and no such rating shall have been downgraded or placed on any "watch list" for possible downgrading as of or prior to the Closing Date.

         (n) All agreements set forth in the representation letter of the Issuers to DTC relating to the approval of the Notes by DTC for "book-entry" transfer shall have been complied with.

         If any of the conditions specified in this Section 8 shall not have been fulfilled in all material respects when and as required by this Agreement to be fulfilled, this Agreement may be terminated by the Initial Purchasers on notice to the Company at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party. Notwithstanding any such termination, the provisions of Sections 4(f), 6, 7, 9, 10, 11(d) and 15 shall remain in effect.

        The Issuers' obligations under this Agreement to sell the Original Notes to the Initial Purchasers on the Closing Date is subject to the Initial Purchasers purchasing and paying for all of the Original Notes and the accuracy of, and compliance with, the representations and warranties and agreements in Section 5(b).

        9. INITIAL PURCHASER'S INFORMATION. The Issuers and the Initial Purchasers severally acknowledge that the statements with respect to the offer and sale of the Original Notes set forth in (i) the last paragraph of the cover page, (ii) the first paragraph of page 3 and (iii) in the second, fourth and fifth paragraphs under the caption "Plan of Distribution", all in the Preliminary Offering Memorandum and the Offering Memorandum constitute the only information furnished in writing by the Initial Purchasers expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum.

        10. SURVIVAL OF REPRESENTATIONS AND AGREEMENTS. All representations and warranties, covenants and agreements contained in this Agreement, including the agreements contained in Sections 4(f) and 11(d), the indemnity agreements contained in Section 6 and the contribution agreements contained in Section 7 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Initial Purchasers or any controlling person thereof or by or on behalf of the Issuers or any controlling person thereof, and shall survive delivery of and payment for the Original Notes to and by the Initial Purchasers. The agreements contained in this Section 10 and in Sections 4(f), 6, 7, 9, 11(d) and 15 shall survive the termination of this Agreement, including pursuant to Section 11 or Section 12.

        11. EFFECTIVE DATE OF AGREEMENT; TERMINATION. (a) This Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.

        (b) The Initial Purchasers shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Company from the Initial Purchasers, without liability (other than with respect to Sections 6 and 7) on the Initial Purchasers' part to the Issuers if, on or prior to such date, (i) the Issuers shall have failed, refused or been unable to perform in any material respect any agreement on its part to be performed under this Agreement when and as required, (ii) any other condition to the obligations of the Initial Purchasers under this Agreement to be fulfilled by the Issuers pursuant to Section 8 is not fulfilled when and as required in any material respect, (iii) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, or minimum prices shall have been established thereon by the Commission, or by such exchange or other regulatory body or governmental authority having jurisdiction, (iv) a general banking moratorium shall have been declared by federal or New York authorities or (v) there is an outbreak or escalation of armed hostilities involving the United States on or after the date of this Agreement, or if there has been a declaration by the United States of a national emergency or war or other national or international calamity or crisis (economic, political, financial or otherwise) which affects the U.S. and international markets, making it, in the Initial Purchasers' judgment, impracticable to proceed with the offering or delivery of the Original Notes on the terms and in the manner contemplated in the Offering Memorandum.

        (c) Any notice of termination pursuant to this Section 11 shall be given at the address specified in Section 13 below by telephone, telex, telephonic facsimile or telegraph, confirmed in writing by letter.

        (d) If this Agreement shall be terminated pursuant to clause (i) or
(ii) of Section 11(b), or if the sale of the Notes provided for in this Agreement is not consummated because of any refusal, inability or failure on the part of the Issuers to satisfy any condition to the obligations of the Initial Purchasers set forth in this Agreement to be satisfied on its part or because of any refusal, inability or failure on the part of the Issuers to perform any agreement in this Agreement or comply with any provision of this Agreement, the Issuers will, subject to demand by the Initial Purchasers, reimburse the Initial Purchasers for all of its reasonable out-of-pocket expenses (including the fees and expenses of the Initial Purchasers' counsel) incurred in connection with this Agreement.

        12. DEFAULTING INITIAL PURCHASERS. (a) If, on the Closing Date, any Initial Purchaser defaults in the performance of its obligations under this Agreement, the non-defaulting Initial Purchasers may make arrangements for the purchase of the Original Notes which such defaulting Initial Purchaser agreed but failed to purchase by other persons satisfactory to the Company and the non-defaulting Initial Purchasers, but if no such arrangements are made within 36 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers or the Company except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 4(f) and Section 11(d) and except that the provisions of Sections 6, 7 and 9 shall not terminate and shall remain in effect. As used in this Agreement, the term "Initial Purchasers" includes, for all purposes of this Agreement unless the context otherwise requires, any party not listed in Schedule I hereto that, pursuant to this Section 12, purchases Securities which a defaulting Initial Purchaser agreed but failed to purchase.

        (b) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Issuers or any non-defaulting Initial Purchaser for damages caused by its default. If other persons are obligated or agree to purchase the Original Notes of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Offering Memorandum that effects any such changes.

        13. NOTICE. All communications with respect to or under this Agreement, except as may be otherwise specifically provided in this Agreement, shall be in writing and, if sent to the Initial Purchasers, shall be mailed, delivered, or telexed, telegraphed or telecopied and confirmed in writing to Warburg Dillon Read LLC, 299 Park Avenue, New York, New York 10171 (telephone: (212) 821-3000),
Attention: Syndicate Department, telecopy number: (203) 719-1075; and if sent to the Issuers, shall be mailed, delivered or telexed, telegraphed or telecopied and confirmed in writing to 7301 Fairview, Houston, Texas 77041 (telephone: (713) 466-7788, Telecopy: (713) 856-8109, Attention: Chief
Financial Officer).

        All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged by telecopier machine, if telecopied; and one business day after being timely delivered to a next-day air courier.

        14. PARTIES. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Initial Purchasers, the Issuers and the controlling persons and agents referred to in Sections 6 and 7, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Notes from the Initial Purchasers.

        15. CONSTRUCTION. This Agreement shall be construed in accordance with the internal laws of the State of New York (without giving effect to any provisions thereof relating to conflicts of law) and each of the parties hereto consent to the jurisdiction of the courts of the State of New York. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the State of New York and the U.S. federal courts sitting in the City of New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of the Initial Purchasers to bring proceedings against the Issuers in the courts of any other jurisdiction.

        16. CAPTIONS. The captions included in this Agreement are included solely for convenience of reference and are not to be considered a part of this Agreement.

        17. COUNTERPARTS. This Agreement may be executed in various counterparts that together shall constitute one and the same instrument.

        If the foregoing Note Purchase Agreement correctly sets forth the understanding among the Issuers and the Initial Purchasers, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Issuers and the Initial Purchasers.

                                       NCI BUILDING SYSTEMS, INC.

                                       By:   /s/ Robert J. Medlock
                                             ---------------------------------
                                             Name: Robert J. Medlock
                                             Title: Executive Vice President


                                       NCI BUILDING SYSTEMS, INC.


                                       By:   /s/ Robert J. Medlock
                                             ---------------------------------
                                             Name: Robert J. Medlock
                                             Title: Executive Vice President


                                       NCI OPERATING CORP.


                                       By:   /s/ Robert J. Medlock
                                             ---------------------------------
                                             Name: Robert J. Medlock
                                             Title: Executive Vice President


                                       NCI HOLDING CORP.


                                       By:   /s/ Robert J. Medlock
                                             ---------------------------------
                                             Name: Robert J. Medlock
                                             Title: Executive Vice President


                                       A&S BUILDING SYSTEMS, L.P.


                                       By:   /s/ Robert J. Medlock
                                             ---------------------------------
                                             Name: Robert J. Medlock
                                             Title: Executive Vice President

                                       NCI BUILDING SYSTEMS, L.P.


                                       By:   /s/ Robert J. Medlock
                                             ---------------------------------
                                             Name: Robert J. Medlock
                                             Title: Executive Vice President


                                       METAL BUILDING COMPONENTS, L.P.


                                       By:   /s/ Robert J. Medlock
                                             ---------------------------------
                                             Name: Robert J. Medlock
                                             Title: Executive Vice President


                                       METAL COATERS OPERATING, L.P.


                                       By:   /s/ Robert J. Medlock
                                             ---------------------------------
                                             Name: Robert J. Medlock
                                             Title: Executive Vice President


                                       METAL BUILDING COMPONENTS HOLDING, INC.


                                       By:   /s/ Robert J. Medlock
                                             ---------------------------------
                                             Name: Robert J. Medlock
                                             Title: Executive Vice President


                                       METAL COATERS HOLDING, INC.


                                       By:   /s/ Robert J. Medlock
                                             ---------------------------------
                                             Name: Robert J. Medlock
                                             Title: Executive Vice President


                                       METAL COATERS OF CALIFORNIA, INC.


                                       By:   /s/ Robert J. Medlock
                                             ---------------------------------
                                             Name: Robert J. Medlock
                                             Title: Vice President

Confirmed and accepted as of
the date first above written:


WARBURG DILLON READ LLC


By:   /s/ James Stone                   By: /s/ P. Whitridge Williams, Jr.
      ---------------------------------     ---------------------------------
Name:     James Stone                           P. Whitridge Williams, Jr.
Title:    Director                              Associate Director


NATIONSBANC MONTGOMERY SECURITIES LLC


By: /s/ J. G. Weinmann, Jr.
      ---------------------------------
Name:   J. G. Weinmann, Jr.
Title:  Managing Director


FIRST UNION CAPITAL MARKETS CORP.


By:   /s/ Douglas J. Fink
      ---------------------------------
Name:     Douglas J. Fink
Title:    Managing Director


BEAR, STEARNS & CO. INC.


By:   /s/ J. C. Diao
      ---------------------------------
Name:     J. C. Diao
Title:    Senior Managing Director

                                                                     SCHEDULE A

Initial Purchaser                           Aggregate Principal Amount of Notes
-----------------                           -----------------------------------
Warburg Dillon Read LLC.....................           $48,750,000
NationsBanc Montgomery Securities LLC.......           $32,500,000
First Union Capital Markets Corp............           $21,875,000
Bear, Stearns & Co. Inc.....................           $21,875,000

                                                                     SCHEDULE B

                         Subsidiary                       Jurisdiction of Organization
                         ----------                       ----------------------------
1.  NCI Operating Corp., corporation wholly owned by NCI              Nevada
    Building Systems, Inc.

2.  NCI Holding Corp., corporation wholly owned by NCI                Delaware
    Building Systems, Inc.

3.  Metal Building Components Holding, Inc., corporation              Delaware
    wholly owned by NCI Holding Corp.

4.  Metal Coaters Holding, Inc., corporation wholly                   Delaware
    owned by NCI Holding Corp.

5.  Metal Coaters of California, Inc., corporation                    Texas
    wholly owned by Metal Coaters Holdings, Inc.

6.  NCI Building Systems, L.P.                                        Texas

    1% g.p. - NCI Operating Corp.
    99% l.p. - NCI Holding Corp.

7.  A&S Building Systems, L.P.                                        Texas
    1% g.p. - NCI Operating Corp.
    99% l.p. - NCI Holding Corp.

8.  Metal Building Components, L.P.                                   Texas
    1% g.p. - NCI Operating Corp.
    49.5% - NCI Holding Corp.
    49.5 - Metal Building Components Holding, Inc.

9.  Metal Coaters Operating, L.P.                                     Texas
    1% g.p. - NCI Operating Corp.
    49.5%  l.p. - NCI Holding Corp.
    49.5% l.p. - Metal Coaters Holding, Inc.

10. DOUBLECOTE, L.L.C.                                                Delaware

    50% interest - Metal Coaters Operating, L.P.

11. Metallic de Mexico, S.A. de C.V.                                  Mexico

    50% interest - NCI Building Systems, Inc.

12. Building Systems de Mexico, S.A. de C.V.                          Mexico

    51% interest - NCI Building Systems, Inc.

13. Midwest Metal Coatings, LLC                                       Delaware


                                       B-1



    50% interest - NCI Building Systems, Inc.

                                                                     SCHEDULE C

                                EXCLUDED ENTITIES

DOUBLECOTE, L.L.C.

METALLIC DE MEXICO, S.A. DE C.V.

BUILDING SYSTEMS DE MEXICO, S.A. DE C.V.

MIDWEST METAL COATINGS, LLC

                                                                      EXHIBIT A

                      [Opinion of Gardere & Wynne, L.L.P.]

         Gardere & Wynne, L.L.P. shall have furnished to the Initial Purchasers their written opinion, as counsel to the Issuers, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially to the effect set forth below:

              (i) As of the Closing Date, the Company shall have an authorized equity capitalization as set forth under the heading entitled "As Adjusted" in the section of the Offering Memorandum entitled "Capitalization". Attached as Schedule A is a true and complete list of all subsidiaries (including entities which the Company owns at least 50% of the outstanding equity interests) of the Company, their jurisdictions of incorporation or formation, type of entity and equity ownership (all such entities excluding the Excluded Entities, the "Subsidiaries"). All of the issued and outstanding shares of capital stock or other equity interests of each Subsidiary have been duly authorized and validly issued, are fully paid and, except for any general partner interest in a Subsidiary, nonassessable. Except as set forth in the Offering Memorandum, all shares of capital stock or other equity interests of the Subsidiaries that are owned of record directly by the Company or indirectly by a wholly-owned Subsidiary of the Company are owned free and clear of any perfected lien, security interest, pledge, charge, encumbrance, equity or claim; none of the outstanding shares of capital stock or other equity interests of any Subsidiary was issued in violation of any preemptive or similar rights or the charter or by-laws or other organizational documents of the Company or such Subsidiary or any agreement to which the Company or such Subsidiary is a party. Upon the closing of the transactions contemplated by the Offering Memorandum, there will not be any outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest of the Subsidiaries.

              (ii) The Company and each Subsidiary has been duly organized, is validly existing and under the laws of its respective jurisdiction of organization and has all requisite corporate or partnership power and authority, and all necessary authorizations, approvals, orders, licenses, certificates and permits of and from regulatory or governmental officials, bodies and tribunals, except where the failure to obtain such authorizations, approvals, orders, licenses, certificates and permits would not reasonably be expected to have a Material Adverse Effect (as defined herein), to (A) carry on its business as it is currently being conducted and as described in the Offering Memorandum and (B) own, lease, license and operate its respective properties in accordance with its business as currently conducted. Each Subsidiary that is a corporation is in good standing under the laws of its respective jurisdiction of organization. The Company and each of the Subsidiaries is duly qualified and in good standing (or the functional equivalent to the concept of good standing) as a foreign organization authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would, either individually or in the aggregate, not result in a Material Adverse Effect. A "Material Adverse Effect" means any material adverse effect on the business, condition (financial or other) properties, results of operations or prospects of the Company and the Subsidiaries taken as a whole.

              (iii) the descriptions in the Offering Memorandum (including under the heading "U.S. Federal Income Tax Considerations") of statutes, regulations, legal and governmental proceedings and contracts and other documents; to the extent that they constitute summaries of matters of law or regulation or legal conclusions, have been reviewed by such counsel and fairly summarize the matters described therein in all material respects and such counsel does not have actual knowledge of any current or pending legal or governmental actions, suits or proceedings which would be required to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 which are not so described;

              (iv) Each of the Issuers has all requisite corporate or partnership power and authority to execute, deliver and perform all of its obligations under the Operative Documents to which it is a party and to consummate the transactions contemplated by the Operative Documents to be consummated on its part and the Company has all requisite corporate power and authority to issue, sell and deliver the Notes and each Guarantor has all requisite corporate or partnership power and authority to execute, deliver and perform all its obligations under its Guarantee.

              (v) This Agreement has been duly and validly authorized, executed and delivered by each Issuer.

              (vi) The Indenture has been duly and validly authorized by each Issuer and, when duly executed and delivered by each Issuer (assuming the due authorization, execution and delivery thereof by the Trustee), will be a legal, valid and binding obligation of each of the Issuers, enforceable against each of them in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceedings therefor may be brought. The description of the Indenture in the Offering Memorandum will conform in all material respects to the Indenture when executed and delivered.

              (vii) The Original Notes have been duly and validly authorized for issuance and sale to the Initial Purchasers by the Company and, when issued and delivered by the Company against payment by the Initial Purchasers and duly authenticated by the Trustee in accordance with the terms of this Agreement and the Indenture, the Original Notes will be legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency,

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

         reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceedings therefor may be brought. The description of the Original Notes in the Offering Memorandum will conform in all material respects to the Original Notes when issued, authenticated and delivered.

              (viii) The New Notes when duly and validly authorized for issuance by the Company and, when issued and delivered by the Company and duly authenticated by the Trustee in accordance with the terms of the Registration Rights Agreement, the Exchange Offer and the Indenture, the New Notes will be legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceedings therefor may be brought. The description of the New Notes in the Offering Memorandum will conform in all material respects to the form of New Notes.

              (ix) The Guarantees have been duly and validly authorized by the Guarantors and, when executed and delivered and when the Original Notes are issued and delivered by the Company against payment by the Initial Purchasers and authenticated by the Trustee in accordance with the terms of this Agreement and the Indenture, will be legal, valid and binding obligations of the Guarantors, enforceable against each of them in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceedings therefor may be brought. The description of the Guarantees in the Offering Memorandum will conform in all material respects to the Guarantees when executed and delivered.

              (x) The guarantees to be endorsed on the New Notes when duly and validly authorized by the Guarantors and, when executed and delivered and when the New Notes are issued and delivered and authenticated in accordance with the terms of the Registration Rights Agreement, the Exchange Offer and the Indenture, will be legal, valid and binding obligations of the Guarantors, enforceable against each of them in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceedings therefor may be brought. The description of the New Guarantees in the Offering Memorandum will conform in all material respects to the form of New Guarantees.

              (xi) The Registration Rights Agreement has been duly and validly authorized by each of the Issuers and, when duly executed and delivered by each of

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

         the Issuers (assuming the due authorization, execution and delivery thereof by the Initial Purchaser), will constitute a legal, valid and binding obligation of each of the Issuers, enforceable against them in accordance with its terms, except that (A) enforceability of the Registration Rights Agreement may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and the discretion of the court before which any proceedings therefor may be brought and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations. The description of the Registration Rights Agreement in the Offering Memorandum will conform in all material respects to the Registration Rights Agreement when executed and delivered.

              (xii) All taxes, fees and other governmental charges that are due and payable on or prior to the Closing Date in connection with the execution, delivery and performance of the Operative Documents and the execution, delivery and sale of the Original Notes shall have been paid by or on behalf of the Company at or prior to the Closing Date.

              (xiii) Neither the Company nor any Subsidiary is (A) in violation of its charter, bylaws or other constituent documents or
         (B) in default (or, with notice or lapse of time or both, would be in default) in the performance or observance of any agreement filed with the Securities and Exchange Commission to which any of them is a party or by which any of them is bound or to which any of their assets or properties is subject (collectively, "Agreements and Instruments"), that, in the case of clause (B) herein, would reasonably be expected to have a Material Adverse Effect.

              (xiv) The execution, delivery and performance by each of the Issuers or of the Operative Documents to which they are a party including the consummation of the offer and sale of the Original Notes, does not or will not violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under, as applicable, (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary or an acceleration of any indebtedness of the Company or any Subsidiary pursuant to, (i) the charter, bylaws or other constituent documents of the Company or any Subsidiary, (ii) assuming the consummation of the transactions contemplated thereby, any Agreements and Instruments, (iii) to such counsel's knowledge, any law, statute, rule or regulation applicable to the Company or any Subsidiary or their respective assets or properties or (iv) to such counsel's knowledge, any judgment, order or decree of any domestic or foreign court or governmental agency or authority having jurisdiction over the Company or any Subsidiary or their respective assets or properties that is addressed to or binding upon the Company or any Subsidiary or their respective assets or properties. Assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 5(b) of this Agreement, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency, domestic or foreign, is required to be obtained or made by any of the Issuers for the execution, delivery and performance by each of the Issuers of the Operative Documents to which they are a party including the consummation of any of the transactions contemplated thereby, except
         (w) such as have been or will be obtained or made on or prior to the Closing Date, (x) registration of the Exchange Offer or resale of the Notes under the Act pursuant to the Registration Rights Agreement, (y) qualification of the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), in connection with the issuance of the New Notes or (z) such as may be required under state securities laws or by the NASD. To such counsel's knowledge, no consents or waivers from any other person or entity are required for the execution, delivery and performance of this Agreement or any of the other Operative Documents or the consummation of any of the transactions contemplated thereby, other than such consents and waivers as have been obtained.

              (xv) Except as set forth in the Offering Memorandum to such counsel's knowledge, there is no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Issuers threatened or contemplated, to which the Company or any Subsidiary is or may be a party or to which the business, assets or property of such person is or may be subject.

              (xvi) Neither the Company nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company" incorporated in the United States within the meaning of the Investment Company Act.

              (xvii) To such counsel's knowledge there are no holders of securities of the Company or any Subsidiary who have the right to request or demand that the Company or any Subsidiary register under the Act or analogous foreign laws and regulations any of such securities held by any such holders, other than pursuant to the Registration Rights Agreement or the Stock Registration Agreement dated April 10, 1989 between the Company and Equus II Incorporated.

              (xviii) No registration under the Act of the Original Notes nor qualification of the Indenture under the Trust Indenture Act is required for the sale of the Original Notes to the Initial Purchasers as contemplated by this Agreement or for the Exempt Resales, assuming in each case that (A) the purchasers who buy the Original Notes in the Exempt Resales are Eligible Purchasers and (B) the accuracy of and compliance with the Initial Purchaser's representations, warranties and covenants contained in Section 5(b) of this Agreement.

              (xix) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date, complies in all material respects with the requirements of, Rule 144A(d)(4) under the Act.

              (xx) To the best of such counsel's knowledge, neither the Company nor any Subsidiary (or any agent thereof acting on their behalf) has taken any action that might cause this Agreement or the issuance or sale of the Notes to violate Regulations T, U or X of the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.



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